SELECTED STATEMENTS OF INCOME DATA (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial income (expenses):
Interest on bank deposits and other	$ 2,053	$ 2,223	$ 2,476
Amortization of premiums, accretion of discounts and interest on marketable debt securities, net	3,828	3,255	2,918
Bank charges	(242)	(281)	(219)
Foreign currency translation differences, net	163	(703)	(383)
Financial income and expenses, net	$ 5,802	$ 4,494	$ 4,792